UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2009

ST. BERNARD SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50813	20-0996152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15015 Avenue of Science
San Diego, CA 92128
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 676-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory paragraph

This Form 8-K/A is being filed solely to reflect a correct Date of Report of April 1, 2009. No other changes are made.

Item 1.01.  Entry into a Material Definitive Agreement

On April 2, 2009, St. Bernard Software, Inc., a Delaware corporation (the “Company”) and Steve Yin, entered into an Amendment to Employment Agreement (the “Amendment”).

The Amendment, which amends the September 22, 2008 Employment Agreement between the Company and Steve Yin, has an effective date of February 1, 2009.  Pursuant to the terms of the Amendment, Mr. Yin is entitled to receive semi-monthly payments of $8,750 (before deductions made at Employee's request, if any, and deductions required by federal, state and local law), which is an increase from his previous monthly base salary. Additionally, Mr. Yin is entitled to receive monthly commission on sales based on the terms and conditions of the 2009 Sales Variable (Commission) Compensation Plan established by the Board of Directors. The Company will also grant Mr. Yin 25,000 non-qualified stock options to vest over a three (3) year period with one third (1/3) vesting on the first anniversary of the date of the grant and the remainder two thirds (2/3) vesting over the remaining two (2) years on a monthly basis thereafter (such shares to vest on the first day of each month thereafter until such shares are vested in full). Also, the definition of “Termination Without Cause” has been expanded to include constructive termination in the event Mr. Yin is required, without his consent, to report exclusively to someone other than the Chief Executive Officer or President of the Company.

The preceding description of the Amendment is summary in nature and does not purport to be complete. It should be read in conjunction with a review of the Amendment, and is qualified in its entirety by reference to the Amendment. The full text of the Amendment is attached as Exhibit 10.1 to this Report and is incorporated by reference herein.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The disclosure requirement of this Item 5.02 is included in Item 1.01 above and is incorporated herein by reference.

Item 5.05.  Amendment to Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

On April 1, 2009 the Board of Directors of the Company adopted a new Code of Ethics and Business Conduct policy (the “Code”) that applies to the Company's officers, directors, and employees. The Code replaces the Company's previous Code of Ethics and Business Conduct policy. However, the adoption of the Code did not result in any waivers, explicit or implicit, of any provision of the Company's previous code of ethics policy.

A copy of the Code is attached to this Current Report on Form 8-K as Exhibit 14.1, and is incorporated herein by reference into this Item 5.05.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description
10.1	Employment Agreement between St. Bernard Software, Inc. and Steve Yin dated April 2, 2009.
14.1	St. Bernard Software, Inc. Conduct of Ethics and Business Conduct dated April 1, 2009.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ST. BERNARD SOFTWARE, INC.

Dated: April 7, 2009	By:	/s/ Louis E. Ryan
Louis E. Ryan
Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors

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